----------------
                                    SELIGMAN


                                ----------------
                                |              |
                                |              |
                                |              |
                                |   [PHOTO]    |
                                |              |
                                |              |
                                |              |
                                |              |
                                |              |
                                ----------------

                                    SELIGMAN

                                 COMMUNICATIONS

                                AND INFORMATION

                                   FUND, INC.

                                ----------------


             SEEKING CAPITAL APPRECIATION BY INVESTING IN INNOVATIVE
               COMMUNICATIONS AND INFORMATION-RELATED INDUSTRIES.

                     DECEMBER 31, 1995 o 13th ANNUAL REPORT

--------------------------------------------------------------------------------
J. & W. SELIGMAN & CO. INCORPORATED

OVER THE LONG TERM


1986...
"Your Fund's broad charter allows it to participate in all aspects of the INFORMATION EXPLOSION. During the year, portfolio policy focused on providing a broadly diversified base of companies with unique products and services and dominant positions in their niches of the marketplace."
                         - FRED E. BROWN,
                           FUND CHAIRMAN
                             1984 - 1988


1995...
"Today, we are on the cutting edge of a new world of technology and have entered into an incredible information revolution that has far reaching potential. The explosive growth of personal computers in the home, advances in microprocessor circuitry, the Internet and its proliferating services, and the expansion of networking capabilities are among the exciting developments offering new investment opportunities."
                         - WILLIAM C. MORRIS,
                           FUND CHAIRMAN
                             1989 - PRESENT


--------------------------------------------------------------------------------
TIME IS THE TEST

In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has adopted a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 30 fund options.


A PLACE IN HISTORY                                       ----------------
                                                         |              |
Established in 1864, Seligman played a major role        |              |
in the geographical expansion and industrial             |              |
development of the United States. The firm helped        |   [PHOTO]    |
finance the westward path of the railroads and the       |              |
building of the Panama Canal. In the late 1800s          |              |
and early 1900s, the firm was instrumental in            |              |
financing the fledgling automobile and steel             |              |
industries. Seligman also participated in the            |              |
original underwritings for some of the nation's          ----------------
most prominent companies, including: General             JAMES, JESSE, AND
Motors, Victor Talking Machine Company, United           JOSEPH SELIGMAN
Artists Theater Circuit, and Maytag. In 1929,
Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company.


SELIGMAN COMMUNICATIONS AND INFORMATION FUND

Seligman Communications and Information Fund, established June 23, 1983, seeks capital appreciation by investing primarily in the securities of companies operating in all aspects of the communications, information, and related industries. Since its inception, Seligman Communications and Information Fund has helped investors seek their financial goals by providing growth of capital through superior returns.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS

     While 1995 was a strong year for your Fund, it was also a year that put technology investors to the test. Because there is much to discuss regarding the technology market and your Fund, we have asked your Portfolio Manager, Paul H. Wick, to share his view of what took place in 1995 and to discuss his outlook for the future. The discussion with Mr. Wick begins on page 4.

     The backdrop for your Fund's 1995 performance was the strength of the US equity markets. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) and other indices such as the New York Stock Exchange Composite and the Wilshire 5000 were up 30% or more for the year.

     The equity markets did, however, teeter towards the end of the year due to the Federal budget stalemate between the White House and Congress, which brought on fears of higher inflation and interest rates. Nevertheless, the deadlock in Washington did not deter the Federal Reserve Board from lowering short-term interest rates on December 19 -- a move that quickly rejuvenated the equity markets.

     Looking forward, the slowing economy, the budget negotiations, and the 1996 Presidential election are a few of the factors that may create somewhat more volatile markets in the year ahead. However, we remain optimistic about your Fund's performance and will continue to search for, and invest in, those companies that present strong long-term investment opportunities.

     As many of you may already know, Seligman Communications and Information Fund was reopened to purchases from new investors on January 29. When the Fund was closed on June 30, 1995, it was determined by the Fund's Board of Directors that such action was in the best interest of existing shareholders. Significant amounts of money were flowing into the Fund at a time when stock prices of technology companies were high and valuations were becoming less attractive. The Board believes reopening the Fund is, once again, in the best interest of existing shareholders. The technology market has fallen considerably since the highs reached in September 1995, and market valuations for many technology companies are more reasonable. In fact, the technology market is now selling at a lower price-to-earnings ratio than the S&P 500.

     By opening the Fund, we are not declaring a bottom for the technology market, nor are we predicting smooth sailing from this point forward. Although we continue to see considerable opportunities in the technology market, we believe that the market will remain volatile. Given this scenario, we suggest that a prudent strategy of investing in Seligman Communications and Information Fund is to make periodic regular investments over time, rather than attempting to pin-point the ideal time to invest. This will allow an investor to dollar-cost average his or her investment. Keep in mind, however, that while dollar-cost averaging, over time, is a method of lowering the average price of shares purchased, it does not assure a profit nor protect against a loss.

     We thank you for your continued investment in Seligman Communications and Information Fund, and look forward to serving your investment needs in 1996 and the years ahead.

By order of the Board of Directors,


/s/ William C. Morris

William C. Morris
Chairman
                                                      /s/ Brian T. Zino

                                                      Brian T. Zino
                                                      President
February 8, 1996

--------------------------------------------------------------------------------
SUPERIOR PERFORMANCE

                    ------------------------------------------------------------
                    SELIGMAN COMMUNICATIONS AND INFORMATION FUND CLASS A IS THE #1 SCIENCE AND TECHNOLOGY FUND FOR THE FIVE AND 10 YEARS ENDED 12/31/95, OF THE 15 AND 10 SUCH FUNDS MEASURED, RESPECTIVELY, BY LIPPER ANALYTICAL SERVICES, A PROMINENT MUTUAL FUND STATISTICAL RANKING SERVICE. LIPPER'S RANKINGS ARE BASED ON TOTAL RETURNS AND DO NOT INCLUDE SALES CHARGES.
                    ------------------------------------------------------------


SELIGMAN COMMUNICATIONS AND INFORMATION FUND CLASS A
GROWTH OF A $10,000 INVESTMENT WITH DISTRIBUTIONS REINVESTED:
DECEMBER 31, 1985,  THROUGH DECEMBER 31, 1995

[The following represents a Graph in the printed report.]

     CLASS A
              31-Dec-85          9,526.52
              31-Mar-86         10,899.62
              30-Jun-86         12,083.34
              30-Sep-86         10,577.65
              31-Dec-86         11,111.71
              31-Mar-87         14,409.12
              30-Jun-87         14,838.27
              30-Sep-87         16,204.17
              31-Dec-87         12,779.89
              31-Mar-88         13,156.14
              30-Jun-88         14,071.68
              30-Sep-88         13,206.30
              31-Dec-88         13,717.03
              31-Mar-89         14,847.63
              30-Jun-89         16,250.66
              30-Sep-89         18,253.05
              31-Dec-89         17,848.34
              31-Mar-90         18,819.31
              30-Jun-90         20,355.22
              30-Sep-90         14,017.39
              31-Dec-90         15,872.52
              31-Mar-91         21,455.64
              30-Jun-91         18,950.39
              30-Sep-91         21,741.95
              31-Dec-91         24,587.26
              31-Mar-92         25,394.79
              30-Jun-92         22,823.43
              30-Sep-92         22,908.44
              31-Dec-92         28,844.07
              31-Mar-93         29,242.72
              30-Jun-93         32,901.00
              30-Sep-93         37,989.75
              31-Dec-93         38,975.30
              31-Mar-94         40,687.54
              30-Jun-94         37,553.26
              30-Sep-94         48,726.38
              31-Dec-94         52,733.72
              31-Mar-95         60,149.40
              30-Jun-95         78,054.79
              30-Sep-95         88,354.34
              31-Dec-95         75,612.00

------------------------------------------------------------------------------------------------------------------------------------
12 MONTHS ENDED                      1986      1987      1988      1989      1990     1991      1992      1993      1994      1995
                                     ----      ----      ----      ----      ----     ----      ----      ----      ----      ----
DECEMBER 31
PER SHARE VALUE
Net Asset Value (NAV)              $ 11.39   $ 10.19   $ 10.07   $ 10.11   $  8.87  $ 11.57   $ 12.30   $ 13.43   $ 16.64   $ 21.99
Gain Distribution                  $   .35   $  2.83   $   .85   $  2.91   $   .12  $  2.05   $  1.24   $  3.10   $  1.46   $  1.905
NAV adjusted for Gain
  Distributions Taken in Shares    $ 11.73   $ 13.50   $ 14.49   $ 18.85   $ 16.76  $ 25.96   $ 30.46   $ 41.16   $ 55.69   $ 79.85
TOTAL VALUE AT DECEMBER 31         $11,112   $12,780   $13,717   $17,848   $15,873  $24,587   $28,844   $38,975   $52,734   $75,612
ANNUAL TOTAL RETURN**                11.12%+   15.01%     7.33%    30.12%   (11.07)%  54.90%    17.31%    35.12%    35.30%    43.39%

+ Includes the effect of the initial 4.75% maximum sales charge.
------------------------------------------------------------------------------------------------------------------------------------

--------------
    RATING
--------------
    *****
--------------
    HIGHEST
--------------
       --MORNINGSTAR*

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/95. Seligman Communications and Information Fund Class A received five stars for the three, five, and 10 years. In the broad equity investments category, of the 1,394, 950, and 508 funds rated for the three, five, and 10 years, respectively, 10% received five stars. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects the Fund's performance below 90-day Treasury bill returns.


----------------------------------------------------------------
AVERAGE ANNUAL             CLASS A           CLASS D
TOTAL RETURNS**      ------------------   ---------------
                       NET     MAXIMUM
DECEMBER 31, 1995     ASSET    OFFERING   WITHOUT   WITH
                      VALUE     PRICE      CDSL     CDSL
                     --------  --------   -------  ------
1 year                 43.39%   36.57%   42.37%   41.37%
3 year                 37.88    35.68     n/a      n/a
5 year                 36.64    35.33     n/a      n/a
10 year                23.02    22.42     n/a      n/a
Since Inception        19.04    18.58    42.58     n/a
  (Class A: 6/23/83; Class D: 5/3/93)
----------------------------------------------------------------


SELIGMAN COMMUNICATIONS AND INFORMATION FUND CLASS D GROWTH
OF A $10,000 INVESTMENT WITH DISTRIBUTIONS REINVESTED:
MAY 3, 1993, THROUGH DECEMBER 31, 1995

[The following represents a Graph in the printed report.]

     CLASS D
              03-May-93          9,999.99
              03-Jun-93         11,470.58
              30-Jul-93         12,042.48
              30-Aug-93         12,614.38
              30-Sep-93         13,186.27
              30-Oct-93         13,287.31
              30-Nov-93         13,388.35
              31-Dec-93         13,489.40
              31-Jan-94         13,671.69
              28-Feb-94         13,853.98
              31-Mar-94         14,036.27
              30-Apr-94         13,664.94
              31-May-94         13,293.61
              30-Jun-94         12,922.28
              31-Jul-94         14,194.93
              31-Aug-94         15,467.58
              30-Sep-94         16,740.23
              31-Oct-94         17,182.58
              30-Nov-94         17,624.93
              31-Dec-94         18,067.27
              31-Jan-95         18,901.77
              28-Feb-95         19,742.27
              31-Mar-95         20,570.77
              30-Apr-95         22,594.25
              31-May-95         24,617.73
              30-Jun-95         26,641.20
              31-Jul-95         27,796.94
              31-Aug-95         28,952.68
              30-Sep-95         30,108.43
              31-Oct-95         28,646.19
              30-Nov-95         27,183.95
              31-Dec-95         25,721.73


-----------------------------------------------------------------
12 MONTHS ENDED DECEMBER 31             1993     1994      1995
PER SHARE VALUE                        -------  -------   -------
Net Asset Value (NAV)                  $ 13.32   $ 16.31  $ 21.35
Gain Distribution                      $  3.10   $  1.46  $ 1.905
NAV adjusted for Gain Distributions
     Taken in Shares                   $ 16.51   $ 22.11  $ 31.48
TOTAL VALUE AT DECEMBER 31             $13,489   $18,067  $25,722
ANNUAL TOTAL RETURN WITHOUT CDSL**      34.89%*   33.94%   42.37%
-----------------------------------------------------------------

* For the period May 3, 1993 (commencement of operations) to December 31, 1993.

**Return figures reflect any change in price per share and assume the reinvestment of capital gain distributions. Return figures for Class A shares are calculated without (NAV) the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. The returns for periods of one year or less for Class D shares are calculated without and with the effect of the 1% contingent deferred sales load (CDSL), charged only on redemptions made within one year of the date of purchase. A fund that concentrates its investments in one economic sector may be subject to greater share price fluctuations than a more diversified fund. Past performance is not a guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

                            INTERVIEW WITH PAUL WICK, PORTFOLIO MANAGER

                            Q. HOW WOULD YOU SUMMARIZE 1995'S TECHNOLOGY
                               MARKET?

                            A. The exceptional performance of Seligman
----------------               Communications and Information Fund in 1995
|              |               reflects the outstanding business fundamentals
|              |               of the US technology industry.
|              |
|   [PHOTO]    |               Virtually every major segment of technology
|              |               experienced robust growth during the year: the
|              |               global personal computer market grew 23% to a
|              |               record 64 million units; wireless telephone
|              |               handsets and infrastructure equipment sales
|              |               expanded by 35%; the global semiconductor
----------------               industry grew 40% to a record $150 billion; and
SELIGMAN'S SMALL               the Internet was transformed from a small
COMPANY AND                    on-line community of scientists and academics
TECHNOLOGY TEAM:               into a mass-market information superhighway.
(FROM LEFT) GUS
SCACCO, CARLENE                The year was also witness to a number of
PALIA, SHANEAN                 excesses within the technology industry. 1995
AUSTIN, BRUCE                  spawned more initial public offerings (IPOs) of
ZIRMAN, (SEATED)               technology companies (195) than any year since
ARSEN MRAKOVCIC,               1983 (220). Many of these companies' stocks
PAUL WICK                      appreciated to levels two to three times the
                               valuations of more seasoned public companies with similar fundamentals. Moreover, a number of Internet-related companies with paltry or non-existent earnings prospects were bid up to irrational levels by investors wanting to invest in any aspect of the "next big thing."

                               On balance, however, positive fundamentals of most technology companies overshadowed such excesses. Therefore, we were quite surprised at the weakness in most technology stocks, and in your Fund, in the last two months of 1995 and into early 1996.

                            Q. WHAT HAPPENED IN THE TECHNOLOGY MARKET IN THE
                               FOURTH QUARTER OF 1995?

                            A. We believe a number of factors were responsible
                               for the fourth- quarter decline in technology stock prices:

                               o Prices for certain types of memory chips fell after having been stable for two years. Intel precipitated this decline by dumping excess chip inventory at year end.

                               o Falling memory chip prices resulted in a major sell-off of shares of semiconductor equipment stocks, due to investor fears that a dramatic oversupply of chips could be imminent.

A TEAM APPROACH                o  Microsoft's new operating system, Windows
                                  95, is off to a slower than expected start.
SELIGMAN                          Many businesses are comparing Windows 95 to
COMMUNICATIONS AND                Windows NT, an even more advanced operating
INFORMATION FUND IS               system; other companies are postponing
MANAGED BY                        software upgrades indefinitely.
SELIGMAN'S SMALL
COMPANY AND                    o  The US cellular phone market has witnessed
TECHNOLOGY TEAM,                  slower unit growth and intensified price
HEADED BY PAUL WICK.              competition, negatively affecting suppliers
MR. WICK AND HIS                  to the industry.
TEAM OF SEASONED
RESEARCH                       o  Apple Computer is experiencing difficulties,
PROFESSIONALS VISIT               and order cancellations have disrupted its
WITH THE MANAGEMENT               suppliers.
OF HUNDREDS OF
TECHNOLOGY COMPANIES           o  The world's largest mutual fund sold
EACH YEAR TO                      approximately $15 billion of technology
IDENTIFY THOSE THAT               stocks in the fourth quarter of 1995.
OFFER THE GREATEST
POTENTIAL FOR               Q. WHAT IS YOUR OUTLOOK FOR THE TECHNOLOGY
GROWTH. STOCKS                 MARKET?
PURCHASED FOR THE
FUND ARE CONTINUALLY        A. In spite of the recent adversity in the
MONITORED BY THE               technology sector, we remain optimistic
TEAM, AND                      regarding the appreciation potential of your
DISCIPLINED BUY AND            Fund's holdings in 1996. From a growth
SELL POLICIES ARE              standpoint, technology companies
FOLLOWED.                      dramatically outperformed the S&P 500 in
                               1995, yet technology stock indices only
                               slightly edged the S&P 500. As a result, large segments of the US technology sector are trading at unusually low valuations relative to the broader market indices. In the past, such valuations have augured favorably for subsequent returns.

                               While the US economy has weakened recently, we doubt the likelihood of a recession in a presidential election year. The US PC market may indeed slow from previous years' growth rates, but we expect other regions to pick up the slack. Overseas, PC penetration in businesses, and especially in homes, lags well behind the US. We are heartened by the current PC price war in Japan, where price elasticity has led to surging sales for US computer makers and parts suppliers.

                               Overall, we expect the global PC market to expand by 20% in units in 1996, and this forecast could be conservative. Two positive wild cards: 1) business adoption of Windows 95 or Windows NT would spur computer upgrades to high powered Pentium machines, and 2) growth of the Internet could jump-start consumer PC demand.

                               One area that is easier to predict is
                               network infrastructure spending. Networking has been the fastest growing part of the technology industry for the last three years, and we see no signs of that changing. Corporations around the world continue to spend large sums to wire their global offices together in computer networks with ever-greater bandwidth. Consumers are buying modem devices in record numbers to participate in on-line services, the Internet, and home banking. Your Fund has numerous holdings in the communications infrastructure area, and many of our semiconductor investments are in key suppliers to the networking industry.

                            Q. ARE THERE ANY NEW DEVELOPMENTS IN THE
                               TECHNOLOGY MARKET THAT MAKE YOU OPTIMISTIC
                               GOING FORWARD?

                            A. We are excited about a number of important
                               developments in the consumer electronics area:

                               o  The direct broadcast satellite (DBS)
                                  industry is experiencing explosive growth in the US. Transceivers and set-top converters sold with these systems are a significant new market for select US semiconductor firms.

                               o The "64-bit" video game systems slated to ship in late 1996 and early 1997 represent a quantum leap in performance over older generation machines. We expect these new game machines to revive the presently moribund video game hardware and software markets.

                               o Digital Video Disk (DVD) players expected for Christmas 1996 are likely to make the VCR obsolete. The new DVD players can play audio CDs, video game disks, and full-length movies on a single small disk at visual resolutions that far exceed VCRs. A number of your Fund's semiconductor holdings are likely to win significant designs into these systems.

                               o  Over the next two years, major new
                                  Personal Communication Services (PCS)
                                  networks are planned to be built all over America. The first of these wireless voice and data networks should be up and running by late 1996. As a result, we expect prices of wireless telephone service to fall significantly as existing cellular carriers react to this heightened competition. Lower service prices logically should translate into renewed growth in wireless telephones and pagers.

                               o  The cable television service providers
                                  and telephone companies are in a race to offer high speed access to on-line services and the Internet. As these new service offerings roll out in 1997, we expect the power of the Internet will increase dramatically in unpredictable but exciting ways.

                               In summary, we remain as enthused as ever about the prospects for technology--the world's fastest growing major industry. If anything, the pace of change has accelerated, and with it, the potential opportunities.

--------------------------------------------------------------------------------
SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

PERFORMANCE COMPARISON CHART AND TABLE                        DECEMBER 31, 1995

This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1995, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Science and Technology Fund Average (Lipper Science & Technology) for the same period. The performance of Seligman Communications and Information Fund Class D shares is not shown in this chart, but is included in the table below. It is important to keep in mind that the S&P 500 excludes the effect of both fees and sales charges, while the Lipper Science & Technology excludes the effects of any sales charges, but does reflect fees.


[The following represents a Graph in the printed report.]

--------------------------------------------------------------------------------
Seligman Communications and Information Fund--Class A
                                                           Lipper
                With         Without         S&P        Science and
            Sales Charge   Sales Charge   500 Index      Technology
            ------------   ------------   ---------      ----------

31-Dec-85     9,526.52      10,000.00      10,000.00      10,000.00
31-Mar-86    10,899.62      11,441.35      11,410.50      11,052.00
30-Jun-86    12,083.34      12,683.90      12,083.03      11,467.56
30-Sep-86    10,577.65      11,103.38      11,240.12      10,109.80
31-Dec-86    11,111.71      11,663.98      11,866.53      10,801.31
31-Mar-87    14,409.12      15,125.28      14,400.28      13,943.41
30-Jun-87    14,838.27      15,575.86      15,123.17      14,088.42
30-Sep-87    16,204.17      17,009.54      16,120.85      15,267.62
31-Dec-87    12,779.89      13,415.06      12,489.63      11,371.32
31-Mar-88    13,156.14      13,810.01      13,200.78      11,968.32
30-Jun-88    14,071.68      14,771.05      14,079.96      13,057.43
30-Sep-88    13,206.30      13,862.67      14,127.69      12,110.77
31-Dec-88    13,717.03      14,398.78      14,563.81      12,199.18
31-Mar-89    14,847.63      15,585.57      15,596.38      12,711.54
30-Jun-89    16,250.66      17,058.34      16,973.08      13,780.58
30-Sep-89    18,253.05      19,160.24      18,790.72      15,128.33
31-Dec-89    17,848.34      18,735.42      19,178.56      15,099.58
31-Mar-90    18,819.31      19,754.65      18,601.67      15,676.39
30-Jun-90    20,355.22      21,366.90      19,771.90      17,364.73
30-Sep-90    14,017.39      14,714.07      17,054.65      12,940.20
31-Dec-90    15,872.52      16,661.40      18,583.43      14,991.22
31-Mar-91    21,455.64      22,522.00      21,282.86      18,989.38
30-Jun-91    18,950.39      19,892.25      21,234.12      17,580.37
30-Sep-91    21,741.95      22,822.55      22,369.72      19,637.27
31-Dec-91    24,587.26      25,809.27      24,245.20      22,046.76
31-Mar-92    25,394.79      26,656.94      23,632.77      22,225.34
30-Jun-92    22,823.43      23,957.78      24,082.26      20,651.79
30-Sep-92    22,908.44      24,047.01      24,841.58      21,556.34
31-Dec-92    28,844.07      30,277.64      26,092.60      25,494.68
31-Mar-93    29,242.72      30,696.11      27,232.06      26,341.10
30-Jun-93    32,901.00      34,536.21      27,364.68      28,616.97
30-Sep-93    37,989.75      39,877.87      28,072.06      31,610.31
31-Dec-93    38,975.30      40,912.40      28,722.49      31,973.83
31-Mar-94    40,687.54      42,709.74      27,633.33      32,357.51
30-Jun-94    37,553.26      39,419.69      27,749.67      30,451.66
30-Sep-94    48,726.38      51,148.12      29,106.35      35,055.95
31-Dec-94    52,733.72      55,354.62      29,101.69      36,927.93
31-Mar-95    60,149.40      63,138.87      31,935.32      39,320.86
30-Jun-95    78,054.79      81,934.16      34,983.87      47,015.96
30-Sep-95    88,354.34      92,745.61      37,764.04      54,261.12
31-Dec-95    75,612.35      79,370.33      40,037.03      50,842.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The table below shows the average annual total returns for the one-, five-, and 10-year periods through December 31, 1995, for Seligman Communications and Information Fund Class A shares, with and without the maximum initial sales charge of 4.75%, the S&P 500, and the Lipper Science & Technology. Also included in the table are the average annual total returns for the one-year and since-inception periods through December 31, 1995, for Seligman Communications and Information Fund Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, the S&P 500, and the Lipper Science & Technology.

AVERAGE ANNUAL TOTAL RETURNS


                                     ONE     FIVE      10
                                     YEAR    YEARS    YEARS
                                    ------   ------   ------
Seligman Communications and
 Information Fund
     Class A with sales charge      36.57%   35.33%   22.42%
     Class A without sales charge   43.39    36.64    23.02
S&P 500                             37.58    16.59    14.86
Lipper Science & Technology         37.68    27.67    17.66


                                               SINCE
                                     ONE     INCEPTION
                                     YEAR      5/3/93
                                    ------  ------------
Seligman Communications and
 Information Fund
     Class D with CDSL              41.37%       n/a
     Class D without CDSL           42.37       42.58%
S&P 500                             37.58       16.62*
Lipper Science & Technology         37.68       27.98*
*From 4/30/93.
--------------------------------------------------------------------------------
No adjustment was made to performance for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares. THE PERFORMANCE OF CLASS D SHARES WILL BE GREATER THAN OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

--------------------------------------------------------------------------------
SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

A mutual fund that invests for capital gain primarily in the stocks of companies engaged in meeting the growing demand for products and services in the developing communications, information, and related industries. Income is not an objective.

HIGHLIGHTS OF 1995

                                       DECEMBER 31, 1995      DECEMBER 31, 1994
                                     ----------------------  -------------------
                                       CLASS A    CLASS D    CLASS A    CLASS D
--------------------------------------------------------------------------------
Net Assets (in thousands)            $1,940,693   $609,332   $307,542   $96,100
--------------------------------------------------------------------------------
Net Asset Value per Share                $21.99     $21.35     $16.64    $16.31
With December 1995 Gain
  Distribution Taken in Shares            23.86      23.22         --        --
Increase in Net Asset Value with
  Gain Distribution Taken in Shares       43.39%     42.37%        --        --
--------------------------------------------------------------------------------
Distribution of Realized Gain per
  Share                                  $1.905     $1.905      $1.46     $1.46
--------------------------------------------------------------------------------
Total Expenses per Dollar
  of Average Net Assets                 $0.0161    $0.0237    $0.0165   $0.0250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.

FEDERAL TAX STATUS OF 1995 GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

The distribution of $1.905 per share, consisting of $0.513 from net long-term gain and $1.392 from net short-term gain, realized on investment transactions in 1995, was paid on December 27, 1995, to both Class A and D shareholders.

The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1995 as a long-term gain from the sale of capital assets, no matter how long you may have owned your shares or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from date of purchase, any loss would be treated as long-term to the extent that it offsets the long-term gain distribution. The net short-term gain is taxable as ordinary income whether paid to you in shares or in cash.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $22.41 for Class A and $21.75 for Class D.

A year-end statement of account showing activity for 1995 and a combined Form 1099-DIV/B has been mailed to each shareholder. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid during the year.


DIVERSIFICATION OF ASSETS  December 31, 1995
                                                                                                 PERCENT            PERCENT OF
                                                                                                  OF NET            NET ASSETS
                                            ISSUES            COST              VALUE             ASSETS           DEC. 31, 1994
                                            ------           ------             -----            --------          -------------
Net Cash and Short-Term Holdings               1        $   40,311,905    $   40,311,905             1.6                  8.2
                                             ---        --------------    --------------           -----                -----
Common Stocks and Convertible Securities:
  Broadcasting                                 2            44,433,788        44,425,000             1.7                   --
  Communications infrastructure                9           188,102,691       231,863,538             9.1                   --
  Computer hardware/peripherals               11           357,277,822       369,730,313            14.5                 12.4
  Computer software                           12           339,015,776       407,937,500            16.0                 18.9
  Contract manufacturing                       4            53,373,606        75,059,375             2.9                  4.9
  Information services                        --                    --                --              --                  2.9
  Networking                                  --                    --                --              --                  6.6
  Publishing                                   2            37,524,263        44,500,000             1.8                   --
  Semiconductors                              19           818,164,208       812,667,500            31.9                 22.5
  Semiconductor capital equipment             13           512,922,112       462,442,187            18.1                 23.1
  Telecommunications                          --                    --                --              --                  0.5
  Miscellaneous                                3            41,358,188        61,087,500             2.4                   --
                                             ---        --------------    --------------           -----                -----
                                              75         2,392,172,454     2,509,712,913            98.4                 91.8
                                             ---        --------------    --------------           -----                -----
  Net Assets                                  76        $2,432,484,359    $2,550,024,818           100.0                100.0
                                             ===        ==============    ==============           =====                =====

--------------------------------------------------------------------------------
SELIGMAN
COMMUNICATIONS AND
INFORMATION FUND, INC.


LARGEST PORTFOLIO CHANGES*

DURING PAST THREE MONTHS
                                     SHARES
                            -------------------------
                                             HOLDINGS
ADDITIONS                      INCREASE      12/31/95
-----------------------------------------------------
Analog Devices                  700,000       700,000
Informix                      1,400,000     1,400,000
K-III Communications          2,000,000     2,000,000
LSI Logic                       500,000     1,300,000
Microchip Technology            432,500     1,232,500
S3                            1,200,000     1,200,000
Tencor Instruments              500,000     1,750,000
3DO                           2,000,000     2,000,000
VLSI Technology               1,315,000     2,015,000
Zilog                           700,000       800,000



                                             HOLDINGS
REDUCTIONS                     DECREASE      12/31/95
-----------------------------------------------------
Aspect Telecommunications     1,005,700       594,300
Dell Computer                   250,000       600,000+
Electronics for Imaging         900,000       900,000++
Hewlett-Packard                 400,000            --
Linear Technology               410,000     1,250,000
Micron Technology               550,000            --
Parametric Technology           350,000     1,300,000
PRI Automation                  505,000        95,000
StrataCom                       600,000            --
3COM                          1,150,000       250,000



MAJOR PORTFOLIO HOLDINGS
AT DECEMBER 31, 1995

SECURITY                       VALUE
---------------------------------------
Parametric Technology       $86,287,500
Intel                        79,537,500
Altera                       79,500,000
Xilinx                       72,900,000
Synopsys                     68,625,000
Cisco Systems                67,218,750
Lam Research                 63,875,000
Cypress Semiconductor        63,750,000
Seagate Technology           54,625,000
Novellus Systems             54,125,000



 * Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.
 + Includes 350,000 shares received as a result of a 2-for-1 stock split.
++ Includes 600,000 shares received as a result of a 2-for-1 stock split.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
                                          SHARES         VALUE
                                         --------       -------
COMMON STOCKS   97.6%

BROADCASTING  1.7%

EVERGREEN MEDIA*
   Radio broadcasting                     500,000     $16,000,000
VIACOM (CLASS B)*
   Entertainment, publishing, and
   international media operations         600,000      28,425,000
                                                   --------------
                                                       44,425,000
                                                   --------------
COMMUNICATIONS INFRASTRUCTURE  9.1%

ASPECT TELECOMMUNICATIONS*
   Automated call
   distribution equipment                 594,300      19,834,763
CIDCO*
   Caller identification systems        1,500,000      38,062,500
CISCO SYSTEMS*
   Computer network routers               900,000      67,218,750
COLONIAL DATA TECHNOLOGIES*
   Manufacturer of telephone
   caller identification systems          100,000       2,050,000
DSC COMMUNICATIONS*
   Digital telephone
   switching systems                      600,000      22,200,000
ECI TELECOMMUNICATIONS
   Provider of digital
   telecommunications and data
   transmissions systems                  700,000      16,012,500
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
   infrastructure equipment               250,000      15,562,500
MADGE NETWORKS*
   Worldwide supplier of
   switched networking solutions
   for the enterprise                     880,800      39,250,650
3COM*
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks                      250,000      11,671,875
                                                   --------------
                                                      231,863,538
                                                   --------------
COMPUTER HARDWARE / PERIPHERALS  14.5%

ADAPTEC*
   Small computer systems
   which interface hardware
   and software                           925,000      37,925,000
COMPAQ COMPUTERS*
   Leading global PC
   manufacturer                           850,000      40,800,000
DELL COMPUTER*
   Manufacturer of
   IBM-compatible PCs                     600,000      20,887,500
ELECTRONICS FOR IMAGING*
   Color copier servers                   900,000      39,037,500
EMC*
   Enterprise storage devices           3,500,000      53,812,500
KOMAG*
   Manufacturer of thin film
   magnetic media for hard-
   disk drives                            700,000      32,112,500
READ-RITE*
   Manufacturer of thin film
   magnetic read-write heads
   for hard-disk drives                 1,025,000      23,767,188
SEAGATE TECHNOLOGY*
   Global hard-disk drive supplier      1,150,000      54,625,000
TEKTRONIX
   Color printers, digital video
   storage, and editing systems           700,000      34,387,500
VICOR*
   Manufacturer of modular power
   converters                             595,000      11,825,625
XEROX*
   Business equipment and supplies        150,000      20,550,000
                                                   --------------
                                                      369,730,313
                                                   --------------
COMPUTER SOFTWARE  16.0%

ADOBE SYSTEMS
   desktop publishing software            200,000      12,425,000
FTP SOFTWARE*
   Internetworking software               860,000      24,993,750
HUMMINGBIRD COMMUNICATIONS*
   X-Windows networking
   software                               550,000      22,412,500
INFORMIX*
   Designer, manufacturer,
   and supporter of database
   management systems                   1,400,000      42,087,500
MENTOR GRAPHICS
   Electronic design
   automation software                  1,550,000      28,093,750
NETMANAGE*
   Internetworking software             1,900,000      43,937,500
ORACLE SYSTEMS*
   Database management
   software systems                       650,000   $  27,543,750
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software                      1,300,000      86,287,500
SUNGARD DATA SYSTEMS*
   Computer services aimed at
   disaster recovery                      700,000      19,687,500
SYMANTEC*
   Develops, markets, and supports
   application development tools
   and system software products           500,000      11,593,750
SYNOPSYS*
   Integrated circuit
   design software                      1,800,000      68,625,000
3DO*
   Developer of video game
   software and game platforms          2,000,000      20,250,000
                                                   --------------
                                                      407,937,500
                                                   --------------
CONTRACT MANUFACTURING  2.9%
ADFLEX SOLUTIONS
   Manufacturer of flexible
   circuit boards                         700,000      18,550,000
ALTRON*
   Manufacturer of
   electronic circuit boards              450,000      13,443,750
MERIX*
   Manufacturer of
   electronic circuit boards              750,000      22,265,625
SANMINA*
   Manufacturer of
   electronic circuit boards              400,000      20,800,000
                                                   --------------
                                                       75,059,375
                                                   --------------
PUBLISHING   1.0%

K-III COMMUNICATIONS*
   Developer, builder, and operator
   of specialized information,
   educational, and media
   franchises                           2,000,000      24,250,000
                                                   --------------

--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                         --------       -------
SEMICONDUCTORS   31.9%
ALTERA*
   Field programmable logic
   devices                              1,600,000     $79,500,000
ANALOG DEVICES*
   Supplier of analog-focused
   semiconductors and
   digital signal processors              700,000      24,762,500
ARROW ELECTRONICS*
   Largest distributor of
   semiconductors and other
   electronic components                  400,000      17,250,000
ATMEL*
   Manufacturer of memory circuits      1,650,000      36,712,500
CYPRESS SEMICONDUCTOR*
   Manufacturer of memory
   circuits                             5,000,000      63,750,000
INTEGRATED DEVICE TECHNOLOGY*
   Manufacturer of memory
   circuits and microprocessors         2,900,000      37,518,750
INTEL
   World's leading producer of
   microprocessor circuits for PCs      1,400,000      79,537,500
LATTICE SEMICONDUCTOR
   Programmable logic devices           1,300,000      42,493,750
LINEAR TECHNOLOGY
   Analog integrated circuits           1,250,000      49,218,750
LSI LOGIC*
   Manufacturer of complex
   logic circuits                       1,300,000      42,575,000
MAXIM INTEGRATED PRODUCTS*
   Linear and mixed-signal
   integrated circuits                  1,000,000      38,500,000
MICROCHIP TECHNOLOGY*
   Field programmable
   microcontrollers                     1,232,500      45,140,312
NATIONAL SEMICONDUCTOR*
   Producer of analog
   and digital semiconductors           1,800,000      40,050,000
OAK TECHNOLOGY
   Audio and CD-Rom
   controller circuits                    600,000      25,575,000
S3*
   Supplier of multi-media
   acceleration solutions for PCs       1,200,000      21,075,000
TOWER SEMICONDUCTOR*
   Semiconductor foundry services       1,400,000      30,362,500
VLSI TECHNOLOGY*
   Designer of application-specific
   integrated circuits for the
   computing, communications,
   and consumer entertainment
   marketplaces                         2,015,000      36,395,938
XILINX*
   Field programmable gate arrays       2,400,000      72,900,000
ZILOG*
   Integrated circuits                    800,000      29,350,000
                                                   --------------
                                                      812,667,500
                                                   --------------




SEMICONDUCTOR CAPITAL EQUIPMENT  18.1%
APPLIED MATERIALS*
   World's largest supplier of
   semiconductor fabrication
   equipment                            1,200,000      47,175,000
ASYST TECHNOLOGIES*
   Miniature clean-room
   environment devices for the
   manufacture of silicon wafers          800,000      28,300,000
CREDENCE SYSTEMS*
   Semiconductor test equipment         1,500,000      34,125,000
ELECTRO SCIENTIFIC*
   Capacitor production systems
   and memory chip repair devices       1,050,000      30,318,750
ELECTROGLAS*
   Manufacturer of semi-
   conductor prober devices             2,050,000      51,762,500
KLA INSTRUMENTS*
   Wafer inspection devices             1,300,000      33,962,500
LAM RESEARCH*
   Manufacturer of plasma-
   etching equipment                    1,400,000      63,875,000
NOVELLUS SYSTEMS*
   Chemical vapor
   deposition equipment                 1,000,000      54,125,000
PRI AUTOMATION*
   Automated transport and
   storage equipment for
   silicon wafers                          95,000       3,384,375
SILICON VALLEY GROUP*
   Semiconductor manufacturing
   equipment                            1,025,000      25,945,312
TENCOR INSTRUMENTS*
   Wafer inspection devices             1,750,000      42,656,250
TERADYNE*
   Semiconductor test
   equipment                            1,100,000      27,500,000
ULTRATECH STEPPER*
   Manufacturer of
   photolithography systems               750,000      19,312,500
                                                   --------------
                                                      462,442,187
                                                   --------------
MISCELLANEOUS   2.4%

COGNEX*
   Manufacturer of machine
   vision systems                         900,000      31,500,000
FUSION SYSTEMS*
   Ultraviolet curing and
   photo-resist strip systems             550,000      15,262,500
VARIAN ASSOCIATES
   Diversified high-technology
   company with core business
   in health care systems,
   semiconductor manufacturing
   equipment, and
   analytical instruments                 300,000      14,325,000
                                                   --------------
                                                       61,087,500
                                                   --------------
TOTAL COMMON STOCKS
    (Cost $2,375,172,454)                           2,489,462,913
                                                   --------------
CONVERTIBLE PREFERRED
    STOCKS  0.8%
    (Cost $17,000,000)
PUBLISHING   0.8%
HOUGHTON MIFFLIN 6%                       250,000      20,250,000
SHORT-TERM HOLDINGS  0.9%                          --------------
   (Cost $22,210,000)                                  22,210,000
TOTAL INVESTMENTS  99.3%                           --------------
   (Cost $2,414,382,454)                            2,531,922,913
OTHER ASSETS
LESS LIABILITIES  0.7%                                 18,101,905
NET ASSETS  100.0%                                 $2,550,024,818
                                                   ==============
-------------------------------------
*Non-income producing security.
 Descriptions of companies have not been audited by Deloitte & Touche LLP. See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS:
Investments, at value:
   Common stocks and convertible securities
      (cost $2,392,172,454)                   $ 2,509,712,913
   Short-term holdings (cost $22,210,000)          22,210,000    $2,531,922,913
                                              ---------------
Cash                                                                    770,488
Receivable for securities sold                                       25,215,120
Receivable for Capital Stock sold                                    12,498,044
Expenses prepaid to shareholder service agent                         1,414,746
Receivable for interest and dividends                                   143,911
Other                                                                   740,608
                                                                 --------------
Total Assets                                                      2,572,705,830
                                                                 --------------
LIABILITIES:
Payable for securities purchased                                     11,598,360
Payable for Capital Stock repurchased                                 6,419,994
Accrued expenses, taxes, and other                                    4,662,658
                                                                 --------------
Total Liabilities                                                    22,681,012
                                                                 --------------
NET ASSETS                                                       $2,550,024,818
                                                                 ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.10 par value; 1,000,000,000 shares
  authorized; 116,792,946 shares outstanding):
   Class A                                                       $    8,824,612
   Class D                                                            2,854,683
Additional paid-in capital                                        2,366,848,426
Accumulated net investment loss                                        (84,925)
Undistributed net realized gain                                      54,041,563
Net unrealized appreciation of investments                          117,540,459
                                                                 --------------
NET ASSETS                                                       $2,550,024,818
                                                                 ==============
NET ASSET VALUE PER SHARE:

CLASS A ($1,940,692,564 / 88,246,116 SHARES)                             $21.99
                                                                         ======
CLASS D ($609,332,254 / 28,546,830 SHARES)                               $21.35
                                                                         ======
-------------------------------------
See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:
Interest                                      $     4,389,043
Dividends                                           1,240,167
Other income                                           95,545
                                              ---------------
Total investment income                                          $    5,724,755

EXPENSES:
Management fee                                     14,159,819
Shareholder account services                        9,418,993
Distribution and service fees                       8,064,454
Registration                                          912,475
Shareholder reports and communications                619,509
Custody and related services                          354,500
Shareholders' meeting                                 186,440
Auditing and legal fees                                93,665
Directors' fees and expenses                           52,525
Miscellaneous                                          33,399
                                              ---------------
Total expenses                                                       33,895,779
                                                                 --------------
NET INVESTMENT LOSS                                                 (28,171,024)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments                  286,492,658
Net change in unrealized appreciation
     of investments                                57,543,372
                                              ---------------
NET GAIN ON INVESTMENTS                                             344,036,030
                                                                 --------------
INCREASE IN NET ASSETS FROM OPERATIONS                           $  315,865,006
                                                                 ==============
-------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED DECEMBER 31
                                                                                  -------------   -------------
                                                                                       1995            1994
                                                                                  -------------   -------------
OPERATIONS:
Net investment loss                                                               $ (28,171,024)  $  (3,005,208)
Net realized gain on investments                                                    286,492,658      33,339,790
Net change in unrealized
  appreciation of investments                                                        57,543,372      37,888,691
                                                                                  -------------   -------------
Increase in net assets from operations                                              315,865,006      68,223,273
                                                                                  -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
                  Class A                                                          (154,214,314)    (23,057,467)
                  Class D                                                           (50,053,285)     (7,378,956)
                                                                                  -------------   -------------
Decrease in net assets from distributions                                          (204,267,599)    (30,436,423)
                                                                                   -------------   -------------

                                                           SHARES
                                             --------------------------------
                                                   YEAR ENDED DECEMBER 31
                                             --------------------------------
                                                   1995              1994
                                             ---------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A                                         76,561,941       12,396,364     1,737,333,556     195,352,500
  Class D                                         25,510,043        5,185,338       562,173,487      79,228,846
Exchanged from associated Funds:
  Class A                                         13,483,088        1,170,239       330,495,561      18,474,544
  Class D                                          2,341,411          203,970        56,510,269       3,154,851
Shares issued in payment of
  gain distributions:
  Class A                                          6,353,670        1,333,850       142,362,980      21,167,404
  Class D                                          2,144,837          446,619        46,674,570       6,950,002
                                             ---------------    -------------    --------------    ------------
Total                                            126,394,990       20,736,380     2,875,550,423     324,328,147
                                             ---------------    -------------    --------------    ------------
Cost of shares repurchased:
  Class A                                        (11,847,319)      (2,961,042)     (290,139,169)    (45,094,262)
  Class D                                         (3,422,232)        (281,622)      (83,392,097)     (4,346,535)
Exchanged into associated Funds:
  Class A                                        (14,791,476)        (376,738)     (372,155,193)     (5,958,943)
  Class D                                         (3,918,130)        (251,365)      (95,078,586)     (3,893,730)
                                             ---------------    -------------    --------------    ------------
Total                                            (33,979,157)      (3,870,767)     (840,765,045)    (59,293,470)
                                             ---------------    -------------    --------------    ------------
Increase in net assets from capital
  share transactions                              92,415,833       16,865,613     2,034,785,378     265,034,677
                                             ===============    =============    --------------    ------------
Increase in net assets                                                            2,146,382,785     302,821,527

NET ASSETS:
Beginning of year                                                                   403,642,033     100,820,506
                                                                                 --------------    ------------
End of year (including accumulated net investment loss of
  $84,925 and $74,028, respectively)                                             $2,550,024,818    $403,642,033
                                                                                 ==============    ============

-------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Seligman Communications and Information Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to May 3, 1993, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in common stocks are valued at current market values or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.


3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995, amounted to $2,980,047,711 and $1,185,095,516, respectively.

   At December 31, 1995, the cost of investments for federal income tax purposes was $2,414,483,290 and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $304,816,709 and $187,377,086, respectively.


4. At December 31, 1995, the Fund owned short-term investments which matured in less than 7 days.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.75% per annum of the Fund's average daily net assets.

   Effective February 8, 1996, the management fee rate is 0.90% of the first $3 billion of the Fund's average daily net assets, 0.85% of the next $3 billion of average daily net assets and 0.75% of average daily net assets in excess of $6 billion.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of Fund shares and an affiliate of the Manager, received concessions of $7,741,414 from sales of Class A shares, after commissions of $63,320,055 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1995, fees paid aggregated $3,487,717, or 0.24% per annum of the average daily net assets of Class A shares.

   The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended December 31, 1995, fees paid amounted to $4,576,736, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSL imposed on certain redemptions occurring within one year of purchase. For the year ended December 31, 1995, such charges amounted to $590,507.

   Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1995, Seligman Services, Inc. received commissions of $4,030,095 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $291,225, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $9,418,947 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   Fees of $48,500 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

--------------------------------------------------------------------------------

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1995, of $84,925 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.


6. Class-specific expenses charged to Class A and Class D during the year ended December 31, 1995, which are included in the corresponding captions of the Statement of Operations, were as follows:
                                                   CLASS A             CLASS D
                                                   -------             -------
Distribution and service fees                    $3,487,717           4,576,736
Registration                                        114,557              70,034
Shareholder reports and communications               17,646               3,819

7. On August 2, 1995, pursuant to authorization by the Board of Directors, the Fund filed Articles Supplementary increasing the number of authorized shares of Capital Stock to 1,000,000,000.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

The total return based on net asset value measures the Fund's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.


                                                     CLASS A                                     CLASS D
                                     ----------------------------------------------    ---------------------------
                                                                                         YEAR ENDED
                                                YEAR ENDED DECEMEBER 31                  DECEMBER 31       5/3/93*
                                     ----------------------------------------------    ----------------      TO
                                     1995**    1994**     1993      1992      1991     1995**    1994**    12/31/93
                                     ------    ------    ------    ------    ------    ------    ------   --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
       of period                     $16.64    $13.43    $12.30    $11.57     $8.87    $16.31    $13.32    $12.24
                                     ------    ------    ------    ------    ------    ------    ------    ------
Net investment loss                   (0.33)    (0.19)    (0.14)    (0.12)    (0.12)    (0.50)    (0.33)    (0.05)
Net realized and unrealized
   investment gain                     7.59      4.86      4.37      2.09      4.87      7.45      4.78      4.23
                                     ------    ------    ------    ------    ------    ------    ------    ------
Increase from
   investment operations               7.26      4.67      4.23      1.97      4.75      6.95      4.45      4.18
Distributions from
   net gain realized                  (1.91)    (1.46)    (3.10)    (1.24)    (2.05)    (1.91)    (1.46)    (3.10)
                                     ------    ------    ------    ------    ------    ------    ------    ------
Net increase in net
   asset value                         5.35      3.21      1.13      0.73      2.70      5.04      2.99      1.08
                                     ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period       $21.99    $16.64    $13.43    $12.30    $11.57    $21.35    $16.31    $13.32
                                     ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN BASED
   ON NET ASSET VALUE:                43.39%    35.30%    35.13%    17.31%    54.91%    42.37%    33.94%    34.89%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets         1.61%     1.65%     1.63%     1.51%     1.69%     2.37%     2.50%     2.56%+
Net investment loss to average
   net assets                         (1.31)%   (1.27)%   (1.39)%   (1.18)%   (1.23)%   (2.07)%   (2.20)%   (2.33)%+
Portfolio turnover                    65.77%   104.08%   137.10%   110.42%   107.72%    65.77%   104.08%   137.10%++
Net assets, end of period
   (000's omitted)               $1,940,693  $307,542   $92,987   $57,001   $50,175  $609,332   $96,100   $ 7,833

-------------------------------------
 * Commencement of offering of Class D shares.
** Per share amounts for the years ended December 31, 1995 and 1994, are calculated based on average shares outstanding.
 + Annualized.
++ For the year ended December 31, 1993.
See notes to financial statements.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
New York, New York
February 8, 1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOARD OF DIRECTORS

--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR AND CONSULTANT,
     J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and
     Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic
     Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
CHAIRMAN AND CEO, Kerr-McGee
     Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth
     Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE,
  Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD AND PRESIDENT,
     J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
PARTNER, Pitney, Hardin, Kipp & Szuch,
     Law Firm
DIRECTOR, Public Service Enterprise
     Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union
     Gas Company
TRUSTEE, Committee for Economic
     Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
     J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
     Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply
   Company

BRIAN T. ZINO 1
PRESIDENT
MANAGING DIRECTOR, J. & W. Seligman
   & Co. Incorporated

----------------
Member:   1 Executive Committee
          2 Audit Committee
          3 Director Nominating Committee

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

WILLIAM C. MORRIS                  LAWRENCE P. VOGEL
CHAIRMAN                           VICE PRESIDENT

BRIAN T. ZINO                      THOMAS G. ROSE
PRESIDENT                          TREASURER

PAUL H. WICK                       FRANK J. NASTA
VICE PRESIDENT                     SECRETARY

--------------------------------------------------------------------------------
MANAGER                                 SHAREHOLDER SERVICE AGENT
J. & W. Seligman & Co. Incorporated     Seligman Data Corp.
100 Park Avenue                         100 Park Avenue
New York, NY 10017                      New York, NY 10017

GENERAL COUNSEL                         IMPORTANT TELEPHONE NUMBERS
Sullivan & Cromwell                     (800) 221-2450  Shareholder Services
                                        (800) 455-1777  Retirement Plan Services
INDEPENDENT AUDITORS                    (800) 622-4597  24-Hour Automated
Deloitte & Touche LLP                     Telephone Access Service

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [Logo]

                               J&W SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017




 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


EQCI2 12/95